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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 2003

                  ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC

     (Exact Name of Registrant as Specified in its Certificate of Formation)

     DELAWARE                 333-59550                   51-0408521
     (State or Other           (Commission             (I.R.S. Employer
     Jurisdiction of           File Number)            Identification No.)
     Formation)


                  ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC
                                 P.O. Box 15597
                         Wilmington, Delaware 19850-5597
          (Address of Principal Executive Offices, Including Zip Code)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (302) 429-3902

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant registered transition bonds under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-59550) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued and sold $440,000,000 in aggregate principal amount of transition bonds on December 19, 2002 (the "2002 Transaction") and $152,000,000 in aggregate principal amount of transition bonds on December 23, 2003 (the "2003 Transaction"). In connection with the 2003 Transaction, and, where relevant to the 2003 Transaction to which this Current Report of Form 8-K relates, in connection with the 2002 Transaction, the Registrant entered into the material agreements attached hereto as exhibits.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.      Description

1.1 Underwriting Agreement, dated as of December 18, 2003 (Filed herewith).

3.1(ii) Amended and Restated Limited Liability Company Agreement of Atlantic City Electric Transition Funding LLC (Incorporated by reference to Exh
          3.1 to the Registrants's Form 8-K, 12/23/02).

4.1 Indenture (Incorporated by reference to Exh 4.1 to the Registrants's Form 8-K, 12/23/02).

4.2       Series Supplement including Form of Transition Bonds (Filed herewith).

10.1 Sale Agreement (Incorporated by reference to Exh 10.1 to the Registrants's Form 8-K, 12/23/02).

10.2 Servicing Agreement (Incorporated by reference to Exh 10.2 to the Registrants's Form 8-K, 12/23/02).

10.3 Administration Agreement (Incorporated by reference to Exh 10.3 to the Registrants's Form 8-K, 12/23/02).

10.4 Supplement to Administration Agreement, dated December 18, 2003 (Filed herewith).

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC
                                By:   /s/ James P. Lavin
                                   -------------------------
                                   Name:  James P. Lavin
                                   Title:  Chief Financial Officer and Manager
Date: December 23, 2003


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                                INDEX TO EXHIBITS

Exhibit No.      Description

1.1 Underwriting Agreement, dated as of December 18, 2003 (Filed herewith).

3.1(ii) Amended and Restated Limited Liability Company Agreement of Atlantic City Electric Transition Funding LLC (Incorporated by reference to Exh
          3.1 to the Registrants's Form 8-K, 12/23/02).

4.1 Indenture (Incorporated by reference to Exh 4.1 to the Registrants's Form 8-K, 12/23/02).

4.2       Series Supplement including Form of Transition Bonds (Filed herewith).

10.1 Sale Agreement (Incorporated by reference to Exh 10.1 to the Registrants's Form 8-K, 12/23/02).

10.2 Servicing Agreement (Incorporated by reference to Exh 10.2 to the Registrants's Form 8-K, 12/23/02).

10.3 Administration Agreement (Incorporated by reference to Exh 10.3 to the Registrants's Form 8-K, 12/23/02).

10.4 Supplement to Administration Agreement, dated December 18, 2003 (Filed herewith).